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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): March 23, 1999


                     HUSSMANN INTERNATIONAL, INC.
                     ----------------------------
        (Exact name of registrant as specified in its charter)


                  COMMISSION FILE NUMBER: 01-13407
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         Delaware                                      43-1791715
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(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)


12999 St. Charles Rock Road, Bridgeton, Missouri            63044-2483
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(Address of principal executive offices)                    (Zip Code)




                            (314) 291-2000
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         (Registrant's telephone number, including area code)


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                     HUSSMANN INTERNATIONAL, INC.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 23, 1999, Hussmann International, Inc. (the "Company") completed the acquisition of Koxka C.E., S.A. ("Koxka") by means of a tender offer in accordance with applicable Spanish securities market regulations. More than 99.8% of the outstanding shares of Koxka were tendered. The Company paid approximately US$145 million in cash which includes approximately US$10 million to settle a foreign currency instrument used by the Company to lock in the U.S. dollar purchase price.
The Company financed the acquisition by borrowing US$145 million under its five-year unsecured revolving Credit Agreement dated as of January 23, 1998. The purchase price was based on arm's-length negotiations.

Koxka manufactures a complete line of commercial and industrial refrigeration products at five manufacturing facilities located throughout Spain. The Company intends to continue to use such assets in its operation of the business formerly operated by Koxka.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired.

It is impractical to provide the financial statements required by this item at the time of this filing. The audited financial statements of the business acquired will be filed by amendment to this report on Form 8-K no later than June 7, 1999.

(b)     Pro forma financial information.

It is impractical to provide the unaudited pro forma financial information required by this item at the time of this filing. The unaudited pro forma financial information of the business acquired will be filed by amendment to this report on Form 8-K no later than June 7, 1999.

(c)     Exhibits.

See the accompanying Exhibit Index for the list of Exhibits which are filed as a part of this Form 8-K.



                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               HUSSMANN INTERNATIONAL, INC.

                               /s/ Michael D. Newman
                               ---------------------
                               Michael D. Newman
                               Senior Vice President
                               and Chief Financial Officer

Dated:  April 7, 1999


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                                Exhibit Index
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Exhibit
Number            Description
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
2                 Share Purchase Agreement dated January 6, 1999 between Hussmann
                  International, Inc. and Vicente Guibert Azcue, Ramon Guibert
                  Encio, Inigo Guibert Encio, Jose Iriondo Murua, Juan Felix
                  Iriondo Altuna, Maria Elena Iriondo Altuna, Maria Teresa Iriondo
                  Altuna, and Florita Iriondo Altuna (incorporated by reference to
                  Exhibit 2.2 to Hussmann International, Inc.'s Annual Report on
                  Form 10-K filed with the Securities and Exchange Commission
                  ("SEC") on March 31, 1999.)

99 Press Release dated March 30, 1999 (incorporated by reference to Exhibit 99 to Hussmann International, Inc.'s Annual Report on Form 10-K filed with the SEC on March 31, 1999.)

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